497(e)
                                                                       333-72596

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Effective June 16, 2005, The Dreyfus Corporation replaced Boston Advisors, Inc.
as the adviser to the EQ/MONY Money Market Portfolio.




In-Force/Qtrly Stmt                                                      x01105
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Supplement dated June 10, 2005 to         Issued by
Prospectuses dated May 1, 2005 for        MONY Life Insurance Company
MONY Variable Annuity                     MONY Life Insurance Company of America
MONY Custom Master
The MONYMaster
MONY Variable Universal Life
MONY Custom Equity Master
The MONYEquity Master
Corporate Sponsored Variable Universal Life

Supplement dated June 10, 2005 to
Prospectus dated May 1, 2005 for
EQ Advisors Trust

This Supplement modifies certain information in the above-referenced Prospectuses (together the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. You may obtain a copy of the Prospectuses, free of charge, by writing to AXA Equitable, or the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information regarding a change of investment sub-adviser ("Adviser") to the following portfolio of EQ Advisors Trust (the "Trust").

     Effective June 16, 2005, The Dreyfus Corporation will replace Boston Advisors, Inc. as the Adviser to the EQ/MONY Money Market Portfolio ("Money Market Portfolio").

                         EQ/MONY Money Market Portfolio

Effective as of June 16, 2005, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, will replace Boston Advisors, Inc., the Adviser to the Money Market Portfolio, with The Dreyfus Corporation ("Dreyfus").

Based on the foregoing, the information provided below updates information regarding the Money Market Portfolio in the current Trust Prospectus.

Under the heading "The Investment Strategy" in the description of the Money Market Portfolio, the fourth sentence is revised to state:

     These securities include bankers' acceptances, certificates of deposit and time deposits issued or guaranteed by domestic or foreign banks, commercial paper and other debt obligations.

Under the heading "Portfolio Performance" in the description of the Money Market Portfolio, in the first paragraph, last sentence, "June 1, 2003" is deleted and replaced with "June 16, 2005."

Under the heading "Who Manages the Portfolio" in the description of the Money Market Portfolio, the current text is deleted and replaced with the following:

     The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the Adviser to the Portfolio. Dreyfus was founded in 1951 and currently manages approximately 200 mutual fund portfolios. As of March 31, 2005, Dreyfus had approximately $161 billion in assets under management.